UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 10, 2009

(Date of report)

CARACO PHARMACEUTICAL LABORATORIES, LTD.

(Exact name of registrant as specified in its charter)

Michigan	1-31773	38-2505723
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1150 Elijah McCoy Drive, Detroit, Michigan 48202

(Address of principal executive offices)

(313) 871-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On July 10, 2009, registrant issued a press release announcing that, as part of the settlement of the legal proceedings related to Lexapro® (escitalopram oxalate) tablets, it entered into an Asset Purchase Agreement with Forest Laboratories, Inc. (“Forest”) to acquire several products from Forest’s Inwood line of business. A copy of the press release, dated July 10, 2009, is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Caraco Pharmaceutical Laboratories, Ltd., dated July 10, 2009, and furnished with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARACO PHARMACEUTICAL LABORATORIES, LTD.

(Registrant)

Date:	July 10, 2009	By:	/s/ Daniel H. Movens
Daniel H. Movens Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Caraco Pharmaceutical Laboratories, Ltd., dated July 10, 2009, and furnished with this report.

3